                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                           COLLATERAL TRUST AGREEMENT

                            dated as of June 6, 2006

                                      among

                              POLYONE CORPORATION,
                                   as Grantor,

                                       and

                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                              as Collateral Trustee

                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01. Certain Defined Terms........................................    3
SECTION 1.02. Certain References...........................................    6

                                   ARTICLE II

                 CONFIRMATION AND CREATION OF SECURITY INTERESTS

SECTION 2.01. Collateral Trust Estate......................................    7
SECTION 2.02. Security for Secured Obligations.............................    7

                                   ARTICLE III

                               COLLATERAL ACCOUNT

SECTION 3.01. Collateral Account...........................................    8

                                   ARTICLE IV

                          ACTIONABLE DEFAULTS; REMEDIES

SECTION 4.01. Actionable Default Notice....................................    8
SECTION 4.02. Direction by Required Representatives........................    9
SECTION 4.03. Right to Initiate Judicial Proceedings, Etc..................    9
SECTION 4.04. Remedies Not Exclusive.......................................   10
SECTION 4.05. Waiver of Certain Rights.....................................   10
SECTION 4.06. Limitation on Collateral Trustee's Duties in Respect of
              Collateral...................................................   11
SECTION 4.07. Limitation by Law............................................   11
SECTION 4.08. Absolute Rights of Secured Holders and Representatives.......   11
SECTION 4.09. Equal and Ratable Security...................................   11

                                    ARTICLE V

                             APPLICATION OF PROCEEDS

SECTION 5.01. Application of Proceeds......................................   12
SECTION 5.02. Application of Withheld Amounts..............................   13
SECTION 5.03. Release of Amounts in Collateral Account.....................   13

                                   ARTICLE VI

                     AGREEMENTS WITH THE COLLATERAL TRUSTEE

SECTION 6.01. Delivery of Agreements.......................................   14
SECTION 6.02. Information as to Representatives............................   14
SECTION 6.03. Compensation and Expenses....................................   14
SECTION 6.04. Stamp and Other Similar Taxes................................   15
SECTION 6.05. Filing Fees, Excise Taxes, Etc...............................   15
SECTION 6.06. Indemnification..............................................   15
SECTION 6.07. Further Assurances...........................................   16

                                   ARTICLE VII

                             THE COLLATERAL TRUSTEE

SECTION 7.01. Declaration of Trust.........................................   16
SECTION 7.02. Exculpatory Provisions.......................................   16
SECTION 7.03. Delegation of Duties.........................................   17
SECTION 7.04. Reliance by Collateral Trustee...............................   17
SECTION 7.05. Limitations on Duties of the Trustees........................   18
SECTION 7.06. Moneys to Be Held in Trust...................................   19
SECTION 7.07. Resignation and Removal of Collateral Trustee................   19
SECTION 7.08. Status of Successors to Trustee..............................   20
SECTION 7.09. Merger of the Collateral Trustee.............................   20
SECTION 7.10. Additional Co-Trustees; Separate Trustees....................   20
SECTION 7.11. Trustees Appointed Attorneys-in-Fact.........................   21
SECTION 7.12. Ordinary Care................................................   22

                                  ARTICLE VIII

                              RELEASE OF COLLATERAL

SECTION 8.01. Partial Release of Collateral................................   22
SECTION 8.02. Full Release of Collateral Upon Satisfaction of Certain
              Conditions...................................................   23
SECTION 8.03. Effect of Release of Collateral..............................   24

                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.01. Amendments, Supplements and Waivers..........................   24
SECTION 9.02. Additional Actions of Representatives........................   25
SECTION 9.03. Notices......................................................   25
SECTION 9.04. Headings.....................................................   26
SECTION 9.05. Severability.................................................   26
SECTION 9.06. Treatment of Payee or Indorsee by Trustee....................   26
SECTION 9.07. Dealings with the Grantor....................................   26
SECTION 9.08. Claims.......................................................   26
SECTION 9.09. Binding Effect...............................................   26
SECTION 9.10. Governing Law................................................   27
SECTION 9.11. Effectiveness................................................   27
SECTION 9.12. Reexecution of Agreement.....................................   27
SECTION 9.13. Effect on Guarantee and Agreement............................   27
SECTION 9.14. Counterparts.................................................   27

                 AMENDED AND RESTATED COLLATERAL TRUST AGREEMENT

          AMENDED AND RESTATED COLLATERAL TRUST AGREEMENT, dated as of June 6, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement"), between POLYONE CORPORATION, an Ohio corporation (the "Grantor"), and U.S. BANK TRUST NATIONAL ASSOCIATION ("U.S. Bank"), a national banking association (together with any successor collateral trustee appointed pursuant to Article VII hereof, the "Collateral Trustee"), as trustee for the Secured Holders (as hereinafter defined).

          PRELIMINARY STATEMENTS:

          (1) The Geon Company, a Delaware corporation and predecessor in interest to the Grantor ("Geon"), has made a guarantee dated as of December 22, 1997 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "Sunbelt Guarantee") in favor of each of the holders of the Guaranteed Secured Senior Notes due 2017, Series G (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "Sunbelt Notes") issued by Sunbelt Cholor Alkali Partnership pursuant to the Note Purchase Agreements, each dated December 22, 1997 between Sunbelt and the purchasers of the Sunbelt Notes.

          (2) The Grantor has issued (i) 7 1/2% Debentures due 2015 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "Geon Debentures") pursuant to that certain Indenture dated as of December 1, 1995 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "Geon Indenture"), (ii) 8 7/8% Senior Notes due 2012 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "2002 PolyOne Notes") pursuant to that certain Indenture dated as of April 23, 2002 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "2002 PolyOne Indenture") and (iii) 10 5/8% Senior Notes due 2010 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "2003 PolyOne Notes") pursuant to that certain Indenture dated as of May 6, 2003 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "2003 PolyOne Indenture").

          (3) The Sunbelt Guarantee, the Sunbelt Notes, the Geon Indenture, the Geon Debentures, the 2002 PolyOne Indenture, the 2002 PolyOne Notes, the 2003 PolyOne Indenture and the 2003 PolyOne Notes, and each agreement and instrument delivered by the Grantor pursuant to any of the foregoing, as the same may be supplemented, amended or modified from time to time in accordance with the provisions thereof, are collectively referred to herein as the "Existing Indebtedness Agreements". Pursuant to the Sunbelt Guarantee, the Geon Indenture, the 2002 PolyOne Indenture and the 2003 PolyOne Indenture, the Grantor has agreed not to incur, and not to permit certain of its Subsidiaries to incur, certain Liens (as therein defined) upon certain of its property or assets to secure certain indebtedness without making effective provision whereby the obligations under the Existing Indebtedness Agreements shall be secured equally and ratably with the indebtedness secured by such Liens.

          (4) The Grantor has entered into that certain Collateral Trust Agreement, dated as of January 25, 2002 (as amended to, but not including the date hereof, the "Existing Collateral Trust Agreement"), with the Collateral Trustee or its predecessor, as corporate trustee, and Angelita Pena, an individual residing in the State of New Jersey, or her predecessor, in each case not in an individual capacity but as individual trustee.

          (5) Concurrently with the execution of this Agreement, the Grantor is entering into a Guarantee and Agreement, dated as of June 6, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Guarantee and Agreement"), with each of the financial institutions party thereto, as beneficiary (collectively, the "Beneficiaries"), and Citicorp USA, Inc., as administrative agent for the Beneficiaries thereunder (together with any successor administrative agent appointed pursuant to Article VII of the Guarantee and Agreement, the "Beneficiary Agent").

          (6) Concurrently with the execution of this Agreement, the Grantor is entering into a second amendment and restatement of that certain Amended and Restated Security Agreement, dated as of May 6, 2003, from the Grantor to the Collateral Trustee or its predecessor, as corporate trustee, and Angelita Pena, an individual residing in the State of New Jersey, or her predecessor, in each case not in an individual capacity but as individual trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement").

          (7) Concurrently with the execution of this Agreement, the Grantor is entering into a an amendment and restatement of that certain Intercreditor Agreement, dated as of May 6, 2003, among the Grantor, the Collateral Trustee or its predecessor, as corporate trustee, and Angelita Pena, an individual residing in the State of New Jersey, or her predecessor, in each case not in an individual capacity but as individual trustee, and the other parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), pursuant to which the parties thereto shall have agreed to certain matters with respect to, inter alia, the grant of security interests under the Security Agreement.

          (8) This Agreement, the Security Agreement, each Successor Collateral Agreement (as hereinafter defined) and each other agreement entered into by the Collateral Trustee at the direction of the Required Representatives, including, without limitation, the Intercreditor Agreement, are collectively referred to herein as the "Shared Collateral Documents". The Shared Collateral Documents are intended to secure the Existing Indebtedness Agreements, to the extent required to comply with the provisions of the Existing Indebtedness Agreements, and the Guarantee and Agreement and it is a condition to the occurrence of the Effective Date under the Guarantee and Agreement that the Grantor shall have granted to the Collateral Trustee the pledge and assignment of, and the lien and security interest in, certain property and assets of the Grantor pursuant to the Shared Collateral Documents.

          (9) Terms defined in the Guarantee and Agreement or the Security Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Guarantee and Agreement or the Security Agreement, respectively.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Beneficiaries to enter into the Guarantee and Agreement, the Grantor hereby agrees with the Collateral Trustee for its benefit and in trust for the equal and ratable benefit of the Representatives and the Secured Holders to amend and restate the Existing Collateral Trust Agreement, effective as of the date hereof, as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. Certain Defined Terms. The following terms shall have the following meanings as used herein (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Actionable Default" has the meaning specified in Section 4.01.

          "Actionable Default Notice" has the meaning specified in Section 4.01.

          "Additional Collateral" has the meaning specified in Section 2.01.

          "Agreement" has the meaning specified in the recital of parties to this Agreement.

          "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time.

          "Beneficiaries" has the meaning specified in the Preliminary Statements to this Agreement.

          "Beneficiary Agent" has the meaning specified in the Preliminary Statements to this Agreement.

          "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City or the city in which the Collateral Trustee maintains its corporate trust office.

          "Cash Equivalents" means any of the following, to the extent free and clear of all Liens other than Liens created under the Collateral Documents and having a maturity of not greater than 180 days from the date of acquisition thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that (i) is a Beneficiary or a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) below, (iii) is organized under the laws of the United States or any State thereof and (iv) has combined capital and surplus of at least $1 billion, (c) commercial paper in an aggregate amount of no more than $1,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P or (d) money market or mutual funds that invest solely in Cash Equivalents of the types described in clauses (a), (b) or (c) above.

          "Collateral" means, collectively, all of the "Collateral" as defined in Section 1 of the Security Agreement and all of the Additional Collateral.

          "Collateral Account" has the meaning specified in Section 3.01.

          "Collateral Trust Estate" means all of the right, title and interest of the Collateral Trustee, whether now owned or hereafter acquired, in and to the Collateral.

          "Collateral Trustee" has the meaning specified in the recital of parties to this Agreement.

          "Collateral Trustee's Fees" means the fees and other amounts payable to the Collateral Trustee pursuant to Sections 6.03, 6.04 and 6.05 and amounts claimed and unpaid pursuant to Section 6.06.

          "Defaulted Agreement Party" has the meaning specified in Section 4.01.

          "Distribution Date" means any date on which the Collateral Trustee shall distribute moneys from the Collateral Account pursuant to Section 5.01.

          "Existing Indebtedness Agreements" has the meaning specified in the Preliminary Statements to this Agreement.

          "Existing Collateral Trust Agreement" has the meaning specified in the Preliminary Statements to this Agreement.

          "Geon" has the meaning specified in the Preliminary Statements to this Agreement.

          "Geon Debentures" has the meaning specified in the Preliminary Statements to this Agreement.

          "Geon Debenture Holders" means at any time the registered holders of the Geon Debentures issued under the Geon Indenture at such time.

          "Geon Indenture" has the meaning specified in the Preliminary Statements to this Agreement.

          "Geon Indenture Trustee" means NBD Bank, as trustee under the Geon Indenture, and any successor trustee appointed thereunder.

          "Grantor" the meaning specified in the recital of parties to this Agreement.

          "Guarantee and Agreement" has the meaning specified in the Preliminary Statements to this Agreement.

          "Guaranteed Obligations" has the meaning specified in the Guarantee and Agreement.

          "Intercreditor Agreement" has the meaning specified in the Preliminary Statements to this Agreement.

          "Notice of Partial Release" has the meaning specified in Section 8.01.

          "Representatives" means at any time, collectively, (a) the Beneficiary Agent, as representative hereunder for the Beneficiaries at such time, (b) each Sunbelt Note Holder at such time, (c) the Geon Indenture Trustee, as the representative of the Geon Debenture Holders at such time, (d) the 2002 PolyOne Notes Trustee, as the representative of the 2002 PolyOne Notes Holders at such time and (e) the 2003 PolyOne Notes Trustee, as representative of the 2003 PolyOne Notes Holders at such time.

          "Required Representatives" means, (a) at any time that no Actionable Default Notice has been received by the Collateral Trustee (or if an Actionable Default Notice has been received, it has been withdrawn), the Beneficiary Agent acting in its own discretion or at the direction of the Required

Beneficiary at such time, or (b) at any time that an Actionable Default Notice has been received by the Collateral Trustee that has not been withdrawn, the Representatives, on behalf of themselves and the Secured Holders represented thereby, that own or hold (either by themselves or through their respective Secured Holders) more than 50% of the aggregate amount of the outstanding Secured Obligations at such time; provided, however, that amounts held at such time by the Collateral Trustee on behalf of a Representative and such Representative's Secured Holders in an account of the Collateral Trustee established at the request of such Representative pursuant to Section 5.02 shall be deemed to have been applied to repay the Secured Obligations of such Secured Holders whether or not such amount has been so applied.

          "Secured Agreements" means, collectively, the Transaction Documents and the Existing Indebtedness Agreements, (including, without limitation, the Shared Collateral Documents), as the same may be amended from time to time in accordance with the provisions thereof.

          "Secured Holders" means at any time, the Beneficiaries, the Sunbelt Notes Holders, the Geon Debenture Holders, the 2002 PolyOne Notes Holders and the 2003 PolyOne Notes Holders at such time.

          "Secured Obligations" means at any time any obligations, whether matured or unmatured, contingent or liquidated, of the Grantor arising out of or evidenced this Agreement or by the Secured Agreements, whether for principal, interest, expenses, premiums, indemnities, fees or other amounts, whether or not such obligations are due and payable at such time. For purposes of determining the "Required Representatives" on any date, the aggregate amount of outstanding Secured Obligations represented by each Representative on such date shall include:

          (a) in the case of the Secured Obligations of Secured Holders represented by the Beneficiary Agent under the Guarantee and Agreement, the aggregate amount of the Guaranteed Obligations outstanding at such time,

          (b) in the case of Secured Obligations of Secured Holders comprised of the Sunbelt Notes Holders, the Guarantor Portion (as defined in the Sunbelt Guarantee) of the Issuer Obligations (as defined in the Sunbelt Guarantee),

          (c) in the case of Secured Obligations of Secured Holders consisting of the Geon Debenture Holders under the Geon Indenture, the Geon Debentures Outstanding (as defined in the Geon Indenture) at such time,

          (d) in the case of the Secured Obligations of Secured Holders consisting of the 2002 PolyOne Notes Holders under the 2002 PolyOne Indenture, the 2002 PolyOne Notes Outstanding (as defined in the 2002 PolyOne Indenture) at such time, and

          (e) in the case of the Secured Obligations of Secured Holders consisting of the 2003 PolyOne Notes Holders under the 2003 PolyOne Indenture, the 2003 PolyOne Notes Outstanding (as defined in the 2003 PolyOne Indenture) at such time.

          "Secured Parties" means the Collateral Trustee, the Representatives and the Secured Holders.

          "Security Agreement" has the meaning specified in the Preliminary Statements to this Agreement.

          "Shared Collateral Documents" has the meaning specified in the Preliminary Statements to this Agreement.

          "Successor Collateral" means, with respect to the Grantor, any property and assets of the Grantor (or any of its successors and assigns) as the Grantor (or any such successor or any such assign) may, from time to time, upon notice to the Collateral Trustee, pursuant to the Secured Agreements or otherwise, grant to the Collateral Trustee as additional collateral for their benefit and in trust for the equal and ratable benefit of the Representatives, on their behalf and on behalf of the Secured Holders.

          "Successor Collateral Agreements" means all documents creating, evidencing or relating to any of the Successor Collateral.

          "Sunbelt Guarantee" has the meaning specified in the Preliminary Statements to this Agreement.

          "Sunbelt Notes" has the meaning specified in the Preliminary Statements to this Agreement.

          "Sunbelt Notes Holders" means at any time the registered holders of the Sunbelt Notes at such time.

          "Transaction Documents" has the meaning specified in the Guarantee and Agreement.

          "U.S. Bank" the meaning specified in the recital of parties to this Agreement.

          "2002 PolyOne Indenture" has the meaning specified in the Preliminary Statements to this Agreement.

          "2002 PolyOne Indenture Trustee" means The Bank of New York, as trustee under the 2002 PolyOne Indenture, and any successor trustee appointed thereunder.

          "2002 PolyOne Notes" has the meaning specified in the Preliminary Statements to this Agreement.

          "2002 PolyOne Notes Holders" means at any time the registered holders of the 2002 PolyOne Notes issued under the 2002 PolyOne Indenture at such time.

          "2003 PolyOne Indenture" has the meaning specified in the Preliminary Statements to this Agreement.

          "2003 PolyOne Indenture Trustee" means The Bank of New York, as trustee under the 2003 PolyOne Indenture, and any successor trustee appointed thereunder.

          "2003 PolyOne Notes" has the meaning specified in the Preliminary Statements to this Agreement.

          "2003 PolyOne Notes Holders" means at any time the registered holders of the 2003 PolyOne Notes issued under the 2003 PolyOne Indenture at such time.

          SECTION 1.02. Certain References. In this Agreement, the words "hereof," "herein" and "hereunder", and words of similar import, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All section, schedule and exhibit references set forth in this

Agreement are, unless otherwise specified, references to such section in, or schedule or exhibit to, this Agreement.

                                   ARTICLE II

                 CONFIRMATION AND CREATION OF SECURITY INTERESTS

          SECTION 2.01. Collateral Trust Estate. The Grantor hereby confirms that, pursuant to the terms of the Shared Collateral Documents to which it is a party, the Grantor has pledged and assigned to the Collateral Trustee for its benefit and in trust for the equal and ratable benefit of the Representatives and the Secured Holders, and has granted the Collateral Trustee for its benefit and in trust for the equal and ratable benefit of the Representatives and the Secured Holders a lien on, and security interest in, the Collateral described therein. The Grantor hereby further pledges and assigns to the Collateral Trustee for its benefit and in trust for the equal and ratable benefit of the Representatives, on their behalf and on behalf of the Secured Holders, and hereby grants to the Collateral Trustee for its benefit and in trust for the equal and ratable benefit of the Representatives, on their behalf and on behalf of the Secured Holders, a lien on, and security interest in, the following (collectively, together with any Successor Collateral, the "Additional Collateral"):

          (i) the Collateral Account established pursuant to Section 3.01(a) with the Collateral Trustee at its offices at its corporate trust department in the State of New York and is, and shall at all times remain, under the sole dominion and control of the Collateral Trustee, all funds held therein and all certificates and instruments, if any, from time to time representing each Collateral Account;

          (ii) all Cash Equivalents held in the Collateral Account from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Cash Equivalents;

          (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Trustee for or on behalf of the Grantor in substitution for or in addition to any or all of the then existing Additional Collateral;

          (iv) all interest, income, dividends, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Additional Collateral referred to in clauses (i) through (iii) of this Section 2.01(a); and

          (v) all proceeds of any and all of the foregoing Additional Collateral (including, without limitation, proceeds that constitute property and assets of the types described in clauses (i) through (iv) of this Section 2.01(a)) and, to the extent not otherwise included, all (A) payments under any indemnity, warranty or guaranty payable with respect to any of the foregoing Additional Collateral, and (B) cash.

          SECTION 2.02. Security for Secured Obligations. All of the right, title and interest of the Collateral Trustee in and to the Collateral Trust Estate secures the payment of all of the Secured Obligations now or hereafter existing under or in respect of the Secured Agreements and the performance of, and the compliance with, all of the covenants and conditions of this Agreement, the other Shared

Collateral Documents and the Secured Agreements. Without limiting the generality of the foregoing, the Collateral Trust Estate secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Grantor to the Collateral Trustee, any Representative or any Secured Holder under the Shared Collateral Documents or the Secured Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Grantor.

                                   ARTICLE III

                               COLLATERAL ACCOUNT

          SECTION 3.01. Collateral Account. (a) Upon notice by the Agent to the Collateral Trustee, the Collateral Trustee shall establish and maintain for so long as any Secured Obligations remain outstanding under any Secured Agreement, a non-interest bearing cash collateral account (the "Collateral Account") for the Representatives and the Secured Holders at its offices at its corporate trust department in the State of New York in accordance with the terms of this Agreement. All moneys that are received by the Collateral Trustee upon the occurrence and during the continuance of an Actionable Default, upon liquidation or otherwise in respect of the Collateral shall be deposited in the Collateral Account and, thereafter, shall be held and applied by the Collateral Trustee all in accordance with the terms of this Agreement.

          (b) The Collateral Trustee shall, subject to the provisions of Article IV and Article VIII, from time to time (i) invest amounts on deposit in the Collateral Account in Cash Equivalents and (ii) invest interest paid on such Cash Equivalents, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in additional Cash Equivalents, in each case at the direction of the Grantor so long as no Actionable Default Notice has been received by the Collateral Trustee (or if an Actionable Default Notice has been received, it has been withdrawn) and at the written direction of the Required Representatives if an Actionable Default Notice has been received by the Collateral Trustee that has not been withdrawn. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided in the immediately preceding sentence shall be deposited and held in the Collateral Account. All Cash Equivalents made in respect of the Collateral Account and all interest and income received thereon and therefrom and the net proceeds realized on the maturity or sale thereof shall be held in the Collateral Account as part of the Collateral Trust Estate pursuant to the terms hereof.

          (c) The Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or regulatory authority, as are in effect from time to time.

                                   ARTICLE IV

                          ACTIONABLE DEFAULTS; REMEDIES

          SECTION 4.01. Actionable Default Notice. (a) If, at any time, a default under any Secured Agreement shall have occurred and be continuing and, as a result thereof, any Representative or any Secured Holder under, or the percentage of Secured Holders specified in, such Secured Agreement (any such party or percentage of Secured Holders being a "Defaulted Agreement Party") has the right thereunder (without the delivery of any further notice or the requirement that any further time elapse) to declare all of the Secured Obligations of the Grantor under such Secured Agreement to be due and payable prior to the stated maturity thereof (any such default being an "Actionable Default"), and if such Defaulted Agreement Party gives the Collateral Trustee, with a copy to the Grantor, a written notice (an "Actionable Default Notice") stating:

          (i) the nature of the Actionable Default;

          (ii) the action requested to be taken by the Collateral Trustee with respect to the Collateral and the Shared Collateral Documents (which action may include, without limitation, the calling of a meeting of the Representatives or the institution of any remedies provided by law or this Agreement or any Shared Collateral Document); and

          (iii) that such Defaulted Agreement Party has polled the Representatives with respect to such action,

then the Collateral Trustee shall forthwith send a copy of the Actionable Default Notice to each Representative. The Representatives shall provide the Collateral Trustee with a certificate that shall state whether or not they favor the Collateral Trustee taking such action. If the Required Representatives shall have directed the Collateral Trustee to commence the action set forth in the Actionable Default Notice (whether or not such poll shall have been taken or completed), then, subject to Section 4.01(b) and the right of the Collateral Trustee to commence such action under the Shared Collateral Documents, the Collateral Trustee shall forthwith undertake such action subject to the provisions of Section 7.05(d). The Collateral Trustee shall, subject to Sections 4.01(b), 4.08 and 6.06, follow the directions of the Required Representatives with respect to the time, method and place of taking any action requested in an Actionable Default Notice. The Collateral Trustee shall be entitled to assume conclusively that no Actionable Default has occurred and is continuing until it receives an Actionable Default Notice.

          (b) If the Actionable Default, which was the basis for the giving of an Actionable Default Notice, shall be cured or waived in accordance with the terms of the applicable Secured Agreement, the Defaulted Agreement Party which gave such Actionable Default Notice shall promptly notify the Collateral Trustee in writing of such cure or waiver, upon receipt of such written notice of a cure or waiver (i) such Actionable Default Notice shall be deemed withdrawn, (ii) the Collateral Trustee shall deliver to each Representative such writing evidencing the cure or waiver of a Default Notice as it may have received pursuant to this
Section 4.01(b) and (iii) any direction to the Collateral Trustee to take any action in connection with such Actionable Default Notice shall be deemed immediately rescinded. If in connection solely with such withdrawn Actionable Default Notice the Collateral Trustee shall have been directed to take, and shall have commenced taking but shall not have completed, any action, the Collateral Trustee shall promptly terminate any such action which it shall not also have been directed to take in connection with an Actionable Default Notice other than that withdrawn.

          SECTION 4.02. Direction by Required Representatives. As to any matters not expressly provided for under this Agreement or the other Shared Collateral Documents (including, without limitation, matters relating to enforcement and collection of the Secured Obligations), the Collateral Trustee shall not be required to exercise any discretion or to take any action under this Agreement or the other Shared Collateral Documents, or in respect of the Collateral, but subject to the provisions of Section 7.05(d) shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) in accordance with the written instructions of the Required Representatives which instructions shall reference Section 6.06.

          SECTION 4.03. Right to Initiate Judicial Proceedings, Etc. (a) Upon the occurrence of and during the continuance of any Actionable Default and the receipt by the Collateral Trustee of an Actionable Default Notice that has not been withdrawn pursuant to Section 4.01(b), the Collateral Trustee (i) shall have the right and power to institute and maintain such suits and proceedings as it, or the Required Representatives may deem appropriate to protect and enforce the rights vested in them by this Agreement and the other Shared Collateral Documents and (ii) may either, after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to dispose of, collect or otherwise realize upon, all or any portion of the Collateral Trust Estate under the judgment or decree of a court of competent jurisdiction.

          (b) If a receiver of the Collateral Trust Estate shall be appointed in judicial proceedings, the Collateral Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Collateral Trustee shall be entitled to retain possession and control of all cash held by or deposited with them or their agents or co-trustees pursuant to any provision of this Agreement or any other Shared Collateral Document.

          SECTION 4.04. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Collateral Trustee herein or in the Shared Collateral Documents is intended to be a limitation exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the Shared Collateral Documents or now or hereafter existing at law or in equity or by statute.

          (b) No delay or omission of either of the Collateral Trustee to exercise any right, remedy or power accruing upon any Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Actionable Default or any acquiescence therein; and every right, power and remedy given by this Agreement or any Shared Collateral Document to the Collateral Trustee may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee.

          (c) In case the Collateral Trustee shall have proceeded to enforce any right, remedy or power under this Agreement or any Shared Collateral Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to such Collateral Trustee, then and in every such case the Grantor, the Collateral Trustee, the Representatives and Secured Holders shall, subject to any determination in such proceeding, severally be restored to their former positions and rights hereunder and under such Shared Collateral Document with respect to the Collateral Trust Estate, the Collateral Account and in all other respects, and thereafter all rights, remedies and powers of such Collateral Trustee shall continue as though no such proceeding had been taken.

          (d) The Grantor expressly agrees that all rights of action and rights to assert claims upon or under this Agreement and the Shared Collateral Documents may be enforced by the Collateral Trustee without the possession of any debt instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Trustee shall be brought in either of their names as Collateral Trustee and any recovery of judgment shall be held as part of the Collateral Trust Estate; provided that nothing in this Section 4.04(d) shall constitute a waiver of any right that the Grantor may have or may hereafter acquire to challenge the amounts outstanding under the Secured Agreements or the continued existence of the Lien on the Collateral.

          SECTION 4.05. Waiver of Certain Rights. The Grantor, on behalf of itself and all who may claim through or under it, including, without limitation, any and all subsequent Affiliates, creditors, vendees, assignees and lienors, expressly waives and releases, to the fullest extent permitted by law, any, every and all rights to demand or to have any marshalling of the Collateral Trust Estate upon any enforcement of any Shared Collateral Document, including, without limitation, upon any sale, whether made under any power of sale herein granted or pursuant to judicial proceedings or upon any foreclosure or any enforcement of any Shared Collateral Document or this Agreement and consents and agrees that all the Collateral Trust Estate and any such sale may be offered and sold as an entirety.

          SECTION 4.06. Limitation on Collateral Trustee's Duties in Respect of Collateral. Beyond the duties set forth in this Agreement, the Collateral Trustee shall not have any duty to the Grantor or the Representatives as to any Collateral in the Collateral Trustee's possession or control or in the possession or control of any agent or nominee of the Collateral Trustee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee shall not have any liability except for their failure to exercise ordinary care in the handling of moneys and securities and other property actually received by it.

          SECTION 4.07. Limitation by Law. All rights, remedies and powers provided by this Article IV may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Article IV are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or, if the Representatives elect that this Agreement should be recorded, registered or filed, not entitled to be recorded, registered, or filed under the provisions of any applicable law.

          SECTION 4.08. Absolute Rights of Secured Holders and Representatives. Notwithstanding any other provision of this Agreement or any of the other Shared Collateral Documents, each of the Representatives and each of the Secured Holders has an absolute and unconditional right to receive payment of all of the Secured Obligations owing to such Representative or such Secured Holder, as the case may be, when the same becomes due and payable and at the time and place and otherwise in the manner set forth in the applicable Secured Agreements, and the right of each such Representative and each such Secured Holder to institute proceedings for the enforcement of such payment on or after the date such payment becomes due and to assert its position as a secured creditor in a proceeding under the Bankruptcy Code in which the Grantor is a debtor, and the obligation of the Grantor to pay all of the Secured Obligations owing to each of the Representatives and each of the Secured Holders at the time and place expressed therein, shall not be impaired or affected without the consent of such Representative or such Secured Holder. In addition, the right of any Secured Holder or any Representative, on behalf of itself or on behalf of any such Secured Holder, to receive payment or security from sources other than the Collateral shall not be, and is not hereby, impaired or affected in any manner. Without limiting the generality of the foregoing provisions of this Section 4.08, no Secured Holder and no Representative, on behalf of itself or on behalf of any Secured Holder, shall be obligated to share with any other Secured Holder or any other Representative any proceeds of any collateral, guaranty or right of setoff other than pursuant to, and to the extent expressly required under, this Agreement and the other Secured Agreements; nor shall any Secured Holder's or any Representative's right to receive its ratable share of any amounts maintained in the Collateral Account, if any, or any proceeds of any of the Collateral, or any part thereof, under the terms of this Agreement and the other Shared Collateral Documents be diminished or affected in any way by its right to receive proceeds of any other collateral or right of setoff, or payment upon a guaranty or from any other source.

          SECTION 4.09. Equal and Ratable Security. This Agreement is intended solely to comply with the provisions of the Existing Indebtedness Agreements to secure the unpaid Secured Obligations arising thereunder, equally and ratably with the Secured Obligations arising under the Guarantee and Agreement. To the extent that the rights and benefits herein conferred on the Secured Holders or the Representative under any Existing Indebtedness Agreement exceed the rights and benefits required so to be conferred by such provisions of such Existing Indebtedness Agreement, such rights and benefits shall be limited so as to provide to such Secured Holders and such Representative only those rights and benefits that are required by such provisions of such Existing Indebtedness Agreement. Any and all rights not herein expressly given to the Representatives under any Existing Indebtedness Agreement are expressly reserved to the Beneficiaries under the Guarantee and Agreement, it being understood that in the absence of a requirement to provide equal and ratable security set forth in the Existing Indebtedness Agreements, this Agreement would not have been accepted by the Beneficiaries.

                                    ARTICLE V

                             APPLICATION OF PROCEEDS

          SECTION 5.01. Application of Proceeds. (a) If, following the acceleration of the principal amount of the Secured Obligations under any Secured Agreement and pursuant to the exercise of any remedy set forth in any Shared Collateral Document, any Collateral is sold or otherwise realized upon by the Collateral Trustee, the proceeds received by the Collateral Trustee in respect of such Collateral shall be deposited in the Collateral Account, and all moneys held by the Collateral Trustee in the Collateral Account shall, to the extent available for distribution, be distributed by the Collateral Trustee on each date upon which a distribution is made (each, a "Distribution Date") as follows:

          FIRST, to the payment (in such priority as the Collateral Trustee shall elect, but without duplication) of all reasonable legal fees and expenses and other reasonable costs or expenses or other liabilities of any kind incurred by the Collateral Trustee as secured parties under any Shared Collateral Document or otherwise in connection with any Shared Collateral Document or this Agreement (including, without limitation, any reasonable costs or expenses or liabilities incurred in connection with the sale of any assets covered by any Shared Collateral Document, or in the operation or maintenance of any of the assets covered by any Shared Collateral Document), including the reimbursement to any Representative of any amounts theretofore advanced by such Representative for the payment of such fees, costs and expenses, except only for any such fees, expenses, costs or liabilities incurred by any Collateral Trustee as a result of its gross negligence or willful misconduct in performing or failing to perform any of its duties to the parties hereto expressly set forth herein; provided, however, that nothing herein is intended to relieve the Grantor of its duties to pay such costs, fees, expenses and liabilities otherwise payable to the Collateral Trustee from funds outside of the Collateral Account, as required by this Agreement;

          SECOND, to the Collateral Trustee (without duplication) in an amount equal to the Collateral Trustee's Fees which are unpaid as of the Distribution Date and to any Representative which has theretofore advanced or paid any such Collateral Trustee's Fees in an amount equal to the amount thereof so advanced or paid by such Representative prior to such Distribution Date; provided, however, that nothing herein is intended to relieve the Grantor of its duties to pay such fees and claims from funds outside of the Collateral Account, as required by this Agreement;

          THIRD, in accordance with paragraph (b) below, with respect to any proceeds, ratably to the Representatives on behalf of the respective Secured Holders for application to the Secured Obligations of such Secured Holders, or, to be held by such Representative (or by the Collateral Trustee on behalf of such Representative pursuant to Section 5.02 or otherwise) pending such application; provided, however, that any proceeds received in respect of the Collateral shall be applied first to the Beneficiary Agent, on behalf of the Beneficiaries, up to the maximum amount permitted by the terms and conditions of the Existing Indebtedness Agreements; and

          FOURTH, any surplus remaining after the payment in full in cash of the Secured Obligations shall, pursuant to the provisions of Section 8.02, be paid to the Grantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

          (b) In order to determine the ratable amount to be distributed to each of the Representatives pursuant to clause THIRD above on each Distribution Date, unless otherwise directed in writing by the Representatives, the Collateral Trustee may rely on a certificate of the Chief Financial Officer, Treasurer or Controller of the Grantor setting forth the Secured Obligations (identified by type and amount) outstanding under each Secured Agreement on such Distribution Date. The ratable portion of the aggregate amount available for distribution hereunder on any Distribution Date which shall be distributed to each Representative on such Distribution Date shall be a fraction, (i) the numerator of which shall be the aggregate amount of Secured Obligations of the Secured Holders represented by such Representative, and (ii) the denominator of which shall be the aggregate amount of Secured Obligations of all the Secured Holders represented by all Representatives; provided, however, that the aggregate amount distributable to such Representative on such Distribution Date shall not exceed the aggregate amount of Secured Obligations which are then payable by the Grantor to the Secured Holders of such Representative; and, provided, further, that, for such purposes, amounts distributable to a Representative on a prior Distribution Date and held on behalf of such Representative and the Secured Holders of such Representative pursuant to Section 5.02 shall be deemed to have been applied to the Secured Obligations of the Secured Holders represented by such Representative, regardless of whether such application has occurred.

          SECTION 5.02. Application of Withheld Amounts. If on any Distribution Date any amounts on deposit to the Collateral Account are distributable pursuant to Section 5.01 to any Representative, and if such Representative shall have given notice to the Collateral Trustee on or prior to such Distribution Date that all or a portion of such proceeds which are otherwise distributable to such Representative pursuant to Section 5.01 shall be held by the Collateral Trustee on behalf of such Representative for the benefit of the Secured Holders of such Representative, then the Collateral Trustee shall hold such amount in a separate non-interest bearing cash collateral account of the Collateral Trustee for the benefit of such Representative and such Secured Holders, until such time as such Representative shall deliver a written request for the delivery thereof from such account to such Representative or as such Representative may otherwise direct in such notice. If thereafter the Secured Obligations of the Secured Holders represented by any such Representative shall have been repaid in full in cash on any date, then (a) upon the written request of the Grantor (or any other Representative) certifying as to such payment in full, and (b) after delivery of such notice by the Collateral Trustee to such Representative, the Collateral Trustee shall not have received a written notice of objection from such Representative within 30 days such Representative's receipt of such notice, promptly following such 30th day (or the earlier receipt by the Collateral Trustee of the written consent of such Representative), any amounts held on account for such Representative pursuant to this Section 5.02 shall be again deposited by the Collateral Trustee to the Collateral Account and thereafter distributed as provided in Section 5.01. The Collateral Trustee shall invest amounts on deposit to any such account in such Cash Equivalents as the applicable Representative may direct from time to time.

          SECTION 5.03. Release of Amounts in Collateral Account. Amounts distributable to a Representative on any Distribution Date pursuant to Section
5.01 shall be paid to such Representative for the benefit of such Representative and its Secured Holders by the Collateral Trustee (or deposited to an account for the benefit of such Representative and its Secured Holders pursuant to
Section 5.02) upon receipt by the Collateral Trustee of a written certificate of such Representative setting forth appropriate payments instructions for such Representative. If no such notice is delivered by a Representative within 10 Business Days thereafter, the Collateral Trustee shall deposit amounts otherwise distributable to such Representative to an account for the benefit of such Representative and its Secured Holders pursuant to Section 5.02.

                                   ARTICLE VI

                     AGREEMENTS WITH THE COLLATERAL TRUSTEE

          SECTION 6.01. Delivery of Agreements. The Grantor confirms that it has delivered to the Collateral Trustee a true and complete copy of each Secured Agreement, including each Shared Collateral Document, as in effect on the date hereof. The Grantor agrees that, promptly upon the execution thereof, the Grantor will deliver to the Collateral Trustee a true and complete copy of any and all Shared Collateral Documents entered into subsequent to the date hereof and a true and complete copy of any and all amendments, modifications or supplements to any of the foregoing.

          SECTION 6.02. Information as to Representatives. The Grantor agrees that it shall deliver to the Collateral Trustee from time to time upon request of the Collateral Trustee a list setting forth, for each Secured Agreement, (a) the aggregate principal amount outstanding thereunder, (b) the accrued and unpaid interest thereunder, (c) the accrued and unpaid fees (if any) thereunder,
(d) the names of the Representatives and of the Secured Holders (to the extent known to the Grantor) thereunder, and all other unpaid amounts thereunder known to the Grantor, owing to each such Representative, for its own account and on behalf of such Secured Holders and (e) such other information regarding the Representatives, such Secured Holders and the Secured Agreements as the Collateral Trustee may reasonably request. In addition, the Grantor shall deliver to the Collateral Trustee, each time a distribution from the Collateral Trust Estate or the Collateral Account is to be made pursuant to the terms hereof, not later than two Business Days after receipt of a copy of the applicable distribution request delivered by a Defaulted Agreement Party pursuant to Section 5.04, a certificate of the Chief Financial Officer, Treasurer or Controller of the Grantor, setting forth the amounts to be distributed and the Persons to whom such distributions are to be made, including appropriate payment instructions therefor, provided, that if any distribution is directed to be made to any Representative, if such Representative shall have notified the Collateral Trustee in writing that such Representative is unable to accept such distribution, such distribution shall be made instead to an account established pursuant to Section 5.02 for the benefit of such Representative and its Secured Holders. The Grantor will furnish to the Collateral Trustee, with a copy to each Representative, within 10 Business Days after receiving the Collateral Trustee's reasonable request therefor, a list setting forth the name and address of each Representative and each Person to whom notices must be sent under the Secured Agreements and the Grantor agrees to furnish promptly to the Collateral Trustee any changes or additions to such list of which the Grantor is made aware. Unless otherwise specified herein, the Collateral Trustee may for all purposes hereunder, rely on such information given by the Grantor unless (i) the Collateral Trustee shall have actual knowledge of an inaccuracy or (ii) any Representative shall provide contrary information in writing with respect to such Representative in which case, unless such Representative and the Grantor can reach an agreement on such issue within a period of 10 days, the Collateral Trustee shall appoint an independent arbitrator (who shall be reasonably acceptable to the Grantor and such Representative) to resolve the dispute (at the expense of the Grantor).

          SECTION 6.03. Compensation and Expenses. The Grantor agrees to pay to the Collateral Trustee and any co-trustee or successor trustee appointed hereunder, from time to time upon demand, (a) such compensation for its services hereunder and under the Shared Collateral Documents and for administering the Collateral Trust Estate, the Collateral Account and any account or accounts established pursuant to Section 5.02 as set forth in the fee letter between the Grantor and the Collateral Trustee, as such fee letter may be amended, supplemented or otherwise modified by the written agreement of the Grantor and the Collateral Trustee from time to time and (b) all the reasonable fees, costs and expenses incurred by any of them (including, without limitation, the reasonable fees and disbursements of counsel) (i) arising in connection with the preparation, execution, delivery, modification and termination of this Agreement and each Shared Collateral Document or the enforcement of any of the provisions hereof or thereof or (ii) incurred or required to be advanced in connection with the administration of the Collateral Trust Estate, the Collateral Account, any account or accounts established pursuant to Section 5.02, the sale or other disposition of Collateral pursuant to any Shared Collateral Document and the preservation, protection or defense of their rights under this Agreement and in and to the Collateral, the Collateral Account, any account or accounts established pursuant to Section 5.02 and the Collateral Trust Estate. As security for such payment, the Collateral Trustee shall have a prior lien upon all Collateral and other property and funds held or collected by the Collateral Trustee as part of the Collateral Trust Estate. The Grantor's obligations under this Section 6.03 shall survive the termination of this Agreement.

          SECTION 6.04. Stamp and Other Similar Taxes. The Grantor agrees to indemnify and hold harmless the Collateral Trustee, each Representative and each Secured Holder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Shared Collateral Document, the Collateral Trust Estate, the Collateral Account, any account or accounts established pursuant to Section 5.02 or any Collateral. The obligations of the Grantor under this Section 6.04 shall survive the termination of this Agreement.

          SECTION 6.05. Filing Fees, Excise Taxes, Etc. The Grantor agrees to pay or to reimburse the Collateral Trustee for any and all amounts in respect of all reasonable search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement and each Shared Collateral Document. The obligations of the Grantor under this Section 6.05 shall survive the termination of this Agreement.

          SECTION 6.06. Indemnification. (a) The Grantor agrees to pay, indemnify, and hold harmless the Collateral Trustee and each of its agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the costs and expenses of defending any claim against any of them) with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Shared Collateral Documents unless and to the extent arising from the gross negligence or willful misconduct of such of the Collateral Trustee or such of its agents as are seeking indemnification or any failure of any Collateral Trustee or any such agent to exercise ordinary care in the handling of moneys and securities and other property actually received by any such Collateral Trustee or any such agent. As security for such payment, any such Collateral Trustee shall have a prior lien upon all Collateral and other property and funds held or collected by the Collateral Trustee as part of the Collateral Trust Estate.

          (b) In any suit, proceeding or action brought by the Collateral Trustee under or with respect to any Shared Collateral Document or the Collateral for any amount owing thereunder, or to enforce any provisions thereof, the Grantor will save, indemnify and hold harmless the Collateral Trustee, the Representatives and the Secured Holders from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder (unless and to the extent that such expense, loss or damage is caused by the gross negligence or willful misconduct of the such Collateral Trustee or the failure of any Collateral Trustee to exercise ordinary care in the handling of moneys and securities and other property actually received by such Collateral Trustee), arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Grantor and all such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Collateral Trustee, any

Representative or any Secured Holder. The agreements in this Section 6.06 shall survive the termination of this Agreement.

          SECTION 6.07. Further Assurances. (a) The Grantor agrees, from time to time, at its own expense to execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments and to take such further actions as may be reasonably necessary or desirable, or as any Collateral Trustee, any Representative, any Secured Holder through its Representative, may reasonably request from time to time in order
(i) to carry out more effectively the purposes or this Agreement, (ii) to subject to the liens and security interests created by any of the Shared Collateral Documents any of the properties, rights or interests of the Grantor covered or now or hereafter intended to be covered by any of the Shared Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Shared Collateral Documents and the liens and security interests intended to be created thereby, (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Collateral Trustee, the Representatives and the Secured Holders the rights granted or now or hereafter intended to be granted to the Collateral Trustee, the Representatives and the Secured Holders under any Shared Collateral Document or under any other instrument executed in connection with any Shared Collateral Document to which it is or may become a party, and (v) to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder and under each Shared Collateral Document with respect to any Collateral; provided, however, that this Section 6.07 shall not be construed to require the Grantor to grant any interest in Collateral other than pursuant to this Agreement, the Guarantee and Agreement or any Shared Collateral Document. Without limiting the generality of the foregoing, the Grantor will take any such action required to be taken by it pursuant to any Shared Collateral Document.

          (b) During the continuance of an Actionable Default, the Grantor hereby authorizes the Collateral Trustee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement, any Shared Collateral Document or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Grantor will furnish such information about the Collateral as the Collateral Trustee may reasonably request from time to time.

                                   ARTICLE VII

                             THE COLLATERAL TRUSTEE

          SECTION 7.01. Declaration of Trust. The Collateral Trustee, for itself and its successors, hereby reaffirms its acceptance of the trusts which are the subject of this Agreement upon the terms and conditions hereof, including those contained in this Article VII. Further, the Collateral Trustee, for itself and its successors, does hereby declare that it will hold all of the estate, right, title and interest in (a) the Collateral Trust Estate and the Collateral Account for the equal and ratable benefit of the Representatives and the Secured Holders as provided herein, and (b) each account as may be established pursuant to
Section 5.02 at the request of a Representative upon the trust herein set forth and for the benefit of such Representative on behalf of its applicable Secured Holders as provided herein.

          SECTION 7.02. Exculpatory Provisions. (a) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in the Shared Collateral Documents, all of which are made solely by the

Grantor which is a party thereto. The Collateral Trustee makes no representations as to the value or condition of the Collateral Trust Estate, the Collateral Account or any part thereof, or as to the title of the Grantor thereto or as to the security afforded by the Shared Collateral Documents or this Agreement, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, any Shared Collateral Document or any Secured Agreement, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters. The Collateral Trustee shall not be responsible for insuring the Collateral Trust Estate or for the payment of taxes, charges, assessments or liens upon the Collateral Trust Estate or otherwise as to the maintenance of the Collateral Trust Estate or the Collateral Account, except that in any event that any Collateral Trustee enters into possession of a part or all of the Collateral Trust Estate, the Collateral Account, such Collateral Trustee, shall preserve the part in its possession.

          (b) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by the Grantor of any of the covenants or agreements contained herein, in any other Shared Collateral Document or in any Secured Agreement. The Collateral Trustee shall not be required to ascertain or inquire as to the performance by any other party to the Intercreditor Agreement of any of such party's covenants or agreements contained in the Intercreditor Agreement.

          (c) In connection with the Intercreditor Agreement, the Collateral Trustee shall be entitled to assume and shall be fully protected in assuming that it has not received any Collections on account of any Purchased Property or Unsold Receivables unless and until it has received written notice thereof from the Bank Agent or the Receivables Agent (capitalized terms used in this sentence having the definitions specified in the Intercreditor Agreement).

          (d) Each of the parties hereto agree that, notwithstanding the provision in Section 2.11 of the Intercreditor Agreement, that to the extent the terms and provisions of the Bank Documents (as defined in the Intercreditor Agreement) or the Receivables Documents (as defined in the Intercreditor Agreement) are inconsistent with the terms and provisions of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control, in entering into and acting under the Intercreditor Agreement the Collateral Trustee shall have full benefit of the protective and exculpatory provisions of this Agreement.

          SECTION 7.03. Delegation of Duties. The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact (which shall not include officers and employees of the Grantor or any Affiliate of the Grantor). The Collateral Trustee shall be entitled to rely upon advice of reasonably selected counsel and other professionals concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact reasonably selected by them in good faith.

          SECTION 7.04. Reliance by Collateral Trustee. (a) Whenever in the administration of the trusts of this Agreement or, pursuant to any other Shared Collateral Document, the Collateral Trustee shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting any action hereunder by the Collateral Trustee unless otherwise provided herein (including, without limitation, the determination of the composition of the Required Representatives), such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an officer or the Controller of the Grantor delivered to the Collateral Trustee and the Representatives, and such certificate shall constitute a full warranty to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon unless (i) the Collateral Trustees shall have actual knowledge of an inaccuracy therein or (ii) any Representative shall provide contrary information in writing with respect to such matter within 10 days of the date of such certificate, in which case unless such Representative and the Grantor can reach agreement on such issue within a period of 10 days, the Collateral Trustee shall appoint, at the expense of the Grantor, an American Arbitration Association arbitrator (who shall be reasonably acceptable to the Grantor and such Representative) to resolve the dispute.

          (b) The Collateral Trustee may consult with independent counsel, independent public accountants and other experts selected by it (including, counsel to or any employee of the Grantor or any Affiliate of the Grantor, but excluding counsel to or any employee of, any Representative or any other Secured Holder (but not excluding Shearman &Sterling)) and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder in accordance therewith unless such Collateral Trustee has actual knowledge of a reason to question the validity or accuracy of such opinion or of any assumptions expressed therein as the basis for such opinion. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Collateral Trust Estate or the Collateral Account or any account established pursuant to Section 5.02 from the Required Representatives or any court of competent jurisdiction.

          (c) The Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it reasonably believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any notices, certificates or opinions furnished to the Collateral Trustee that conform to the requirements of this Agreement or any Shared Collateral Document.

          SECTION 7.05. Limitations on Duties of the Trustee. (a) The Collateral Trustee undertakes to perform only the duties expressly set forth herein and no implied covenant or obligation shall be read into this Agreement against the Collateral Trustee.

          (b) The Collateral Trustee may exercise the rights and powers granted to them by this Agreement and the Shared Collateral Documents, but only pursuant to the terms of this Agreement, and the Collateral Trustee shall not be liable with respect to any action taken or omitted by them in accordance with the direction of the Required Representatives.

          (c) Except as herein otherwise expressly provided, the Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Collateral Trustee under the provisions hereof or under any Shared Collateral Document (including, without limitation, the giving of any consent, notice or request) except upon the written request of the Required Representatives. The Collateral Trustee shall make available for inspection and copying by each Representative each certificate or other paper furnished to the Collateral Trustee by the Grantor, by any Representative, or by any other Person, under or in respect of this Agreement, any Shared Collateral Document or any of the Collateral Trust Estate.

          (d) The Collateral Trustee shall be under no obligation to exercise any of the rights or powers vested in them by this Agreement or any other Shared Collateral Document at the request or direction of any Representatives pursuant to this Agreement, unless such Representatives shall have offered to the Collateral Trustee security or indemnity satisfactory to the Collateral Trustee against the costs, expenses and liabilities which might be incurred by them in compliance with such request or direction.

          SECTION 7.06. Moneys to Be Held in Trust. All moneys received by the Collateral Trustee under or pursuant to any provision of this Agreement or any Shared Collateral Document shall be segregated and held in trust for the purposes for which they were paid or are held and the Collateral Trustee shall exercise ordinary care in the handling of any such moneys actually received by it.

          SECTION 7.07. Resignation and Removal of Collateral Trustee. (a) The Collateral Trustee may at any time, by giving 30 days' prior written notice to the Grantor and the Required Representatives, resign and be discharged of its responsibilities hereby created, such resignation to become effective upon the appointment of a successor trustee or trustees by the Required Representatives, the acceptance of such appointment by such successor trustee or trustees and, unless an Actionable Default has occurred and is continuing, the consent to the appointment of such successor trustee or trustees by the Grantor. If an Actionable Default has occurred, the Grantor's consent to any such resignation shall not be required. The Collateral Trustee shall be entitled to its fees and expenses accrued to the date of the resignation becoming effective. The Collateral Trustee may be removed at any time (with or without cause) and a successor trustee or trustees appointed by the affirmative vote of the Required Representatives, subject to, unless an Actionable Default has occurred and is continuing, the consent of the Grantor, provided that the Collateral Trustee shall be entitled to its fees and expenses accrued to the date of removal. If the Collateral Trustee resigns or is removed as provided in this Section 7.07 the consent to the appointment of a successor trustee or trustees shall not be unreasonably withheld and shall be deemed to have been given if the Grantor shall not have reasonably objected to any proposed successor trustee or trustees within five Business Days of receipt of notice of the identity thereof from the Representatives. If no successor trustee or trustees shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation or within 30 days from the date of such vote for removal, the Collateral Trustee, shall, or any Representative may, apply to any court of competent jurisdiction to appoint a successor trustee or trustees to act until such time, if any, as a successor trustee or trustees shall have been appointed as above provided. Any successor trustee or trustees so appointed by such court shall immediately and without further act be superseded by any successor trustee or trustees approved by the Representatives as above provided.

          (b) If at any time either or both of the Collateral Trustee shall become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor trustee or trustees shall be promptly appointed by the Required Representatives, subject to, unless an Actionable Default has occurred and is continuing, the consent of the Grantor, which consent shall not be unreasonably withheld, and the powers, duties, authority and title of the predecessor trustee or trustees terminated and cancelled without procuring the resignation of such predecessor trustee or trustees, and without any formality (except as may be required by applicable law) other than appointment and designation of a successor trustee or trustees in writing, duly acknowledged, delivered to the predecessor trustee or trustees and the Grantor and filed for record in each public office, if any, in which this Agreement is required to be filed.

          (c) The appointment and designation referred to in Section 7.07(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor trustee or trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor, and upon such filing for record the successor trustee or trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Required Representatives, the Grantor or its successor trustee or trustees, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it or them to such successor trustee or trustees. Should any deed, conveyance or other instrument in writing from the Grantor be required by any successor trustee or trustees for more fully and certainly vesting in such successor trustee or trustees the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor trustee or trustees, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee or trustees, be executed, acknowledged and delivered by the Grantor.

          (d) Any required filing for record of the instrument appointing a successor trustee or trustees as hereinabove provided shall be at the expense of the Grantor. The resignation of any trustee or trustees and the instrument removing any trustee or trustees, together with all other instruments, deeds and conveyances provided for in this Article VII shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Grantor, wherever this Agreement is recorded, registered and filed.

          SECTION 7.08. Status of Successors to Trustee. Every successor to the Collateral Trustee appointed pursuant to Section 7.07 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia and having its principal corporate trust office within a state acceptable to the Required Representatives, and shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust upon reasonable or customary terms.

          SECTION 7.09. Merger of the Collateral Trustee. Any corporation into which the Collateral Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Trustee shall be a party, shall be the Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

          SECTION 7.10. Additional Co-Trustees; Separate Trustees. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Collateral Trustee shall be advised by counsel satisfactory to them that it is so necessary or prudent in the interest of the Representatives on behalf of the Secured Holders, or the Representatives shall in writing so request by notice to the Collateral Trustee and the Grantor, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, or the Grantor shall in writing so request by notice to the Collateral Trustee with the consent of the Required Representatives, the Collateral Trustee and the Grantor shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Trustee, the Grantor and the Representatives, either to act as co-trustee or co-trustees of all or any of the Collateral, jointly with the Collateral Trustee originally named herein or any successor, or to act as separate trustee of any such property. In the event the Grantor shall not have joined in the execution of such instruments and agreements within 10 days after the receipt of a written request from the Collateral Trustee so to do, or in case an Actionable Default Notice has been received by the Collateral Trustee that has not been withdrawn, the Collateral Trustee may act under the foregoing provisions of this Section 7.10 without the concurrence of the Grantor (but with the concurrence of the Required Representatives), and the Grantor hereby appoints the Collateral Trustee as its agents and attorneys to act for it under the foregoing provisions of this Section 7.10 in either of such contingencies.

          (b) Any separate trustee and any co-trustee (other than any trustee which may be appointed as successor to the Collateral Trustee pursuant to
Section 7.07) shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

          (i) all rights, powers, duties and obligations conferred upon the trustees in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Trustee originally named herein or its successor appointed pursuant to Section 7.07;

          (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee hereunder shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate trustee or co-trustee, jointly, as shall be provided in the instrument appointing such separate trustee or co-trustee, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee;

          (iii) no power given hereby to, or which it is provided hereby may be exercised by, any such co-trustee or separate trustee, shall be exercised hereunder by such co-trustee or separate trustee, except jointly with, or with the consent in writing of, the Collateral Trustee, anything herein contained to the contrary notwithstanding;

          (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (v) the Grantor and the Collateral Trustee, at any time, by an instrument in writing, executed by them jointly, may accept the resignation of or remove any such separate trustee, and in that case, by an instrument in writing executed by the Grantor and the Collateral Trustee jointly, may appoint a successor (who shall be acceptable to the Required Representatives) to such a separate trustee or co-trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Grantor shall not have joined in the execution of any such instrument within 10 days after the receipt of a written request from the Collateral Trustee so to do, or in case an Actionable Default Notice has been received by the Collateral Trustee that has not been withdrawn, the Collateral Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint (with the consent of the Required Representatives) a successor without the concurrence of the Grantor and the Grantor hereby appoints the Collateral Trustees its agents and attorneys to act for it in such connection in either of such contingencies. In the event that the Collateral Trustee shall have appointed a separate trustee or co-trustee or as above provided, it may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee, the successor to any such separate trustee to be appointed by the Grantor and the Collateral Trustee, or by the Collateral Trustee alone, as hereinbefore provided in this Section 7.10.

          SECTION 7.11. Trustees Appointed Attorneys-in-Fact. The Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full power and authority in the name of the Grantor or their own name and in the place and stead of the Grantor and in the name of the Grantor, from time to time at the direction of the Required Representatives, to take, subject to Section 4.09, any action and to execute any instrument which the same may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Grantor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same in accordance with the terms of the Shared Collateral Documents. The Grantor acknowledges and agrees that the foregoing power of attorney is coupled with an interest and may not be revoked or modified except with the consent of the Collateral Trustee or as otherwise provided herein.

          SECTION 7.12. Ordinary Care. The Collateral Trustee shall be deemed to have exercised ordinary care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords its own property, it being understood that the Collateral Trustee shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Trustee has or is deemed to have knowledge of such matters, or
(ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                                  ARTICLE VIII

                              RELEASE OF COLLATERAL

          SECTION 8.01. Partial Release of Collateral. (a) The Grantor may, from time to time so long as no Actionable Default Notice has been received by the Collateral Trustee (or if an Actionable Default Notice has been received, it has been withdrawn), request the release of the lien and security interest of the Shared Collateral Documents in any portion of the Collateral of the Grantor proposed to be sold or otherwise disposed of by the Grantor to any other Person, upon notice to the Collateral Trustee from the Chief Financial Officer, Treasurer or Controller of the Grantor (a "Notice of Partial Release"), which Notice of Partial Release shall be delivered to the Collateral Trustee and the Beneficiary Agent at least ten Business Days prior to the date of the proposed sale or other disposition of such Collateral (unless a shorter period of time is acceptable to the Collateral Trustee and the Beneficiary Agent) and shall

          (i) specify the Collateral to be so sold or otherwise disposed of and the proposed date of such sale or other disposition, and

          (ii) certify that the sale of other disposition of such Collateral is in compliance with under the terms of the Secured Agreements, and no Grantor is, and after giving effect to such release, would not be, in default under any of the Secured Agreements.

If a Notice of Partial Release is delivered to the Collateral Trustee in accordance with the immediately preceding sentence and the Beneficiary Agent, on behalf of the Beneficiaries, shall have so approved such action in writing prior to the date of the proposed release, the security interest in such Collateral shall automatically, without further action, be released and the Collateral Trustee shall execute and deliver to the Grantor, on the date of the proposed release (or as promptly thereafter as possible), a release or releases (including, without limitation, Uniform Commercial Code release statements and instruments of satisfaction, discharge and/or reconveyance) in recordable form provided by the Grantor as to the Collateral specified in such Notice of Partial Release from the liens, security interests, conveyances and assignments evidenced by the Shared Collateral Documents, which release shall state that it is effective as of the date of such disposition; provided, however, that, if prior to the time that the Collateral Trustee delivers a release pursuant to this Section 8.01(a), the Collateral Trustee shall have received either (A) an Actionable Default Notice that shall not have been withdrawn prior to such time and the Required Beneficiary shall have directed the Collateral Trustee either not to deliver such a release or not to deliver releases generally or (B) a written objection from the Beneficiary Agent stating that such sale or other disposition is not permitted under the Guarantee and Agreement, then, in either case, the Collateral Trustee shall so notify the Grantor and shall not sign any release or releases in connection with such disposition.

          (b) If, at any time, the Collateral Trustee shall receive a written notice from the Chief Financial Officer, Treasurer or Controller of the Grantor,
(i) stating that any promissory note or other similar or related instrument evidencing obligations payable to the Grantor and included in the Collateral


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

has been paid in full in accordance with its terms (or will be so paid concurrently with the surrender thereof), and (ii) identifying such note or other instrument in reasonable detail (including, without limitation, by its date of issuance, the name of its payee and the principal amount thereof), then the Collateral Trustee shall promptly deliver a copy of each such notice to each Representative and, unless any Representative shall have disputed the accuracy of such notice within five Business Days after the delivery of such notice, the Collateral Trustee shall promptly deliver such note or other instrument to the Grantor, and promptly execute and deliver a release or releases (including, without limitation, Uniform Commercial Code release statements) in recordable form provided by the Grantor as to any such note or other instrument from the liens, security interests, conveyances and assignments evidenced by the Shared Collateral Documents, which release shall state that it is effective as of the date of its delivery.

          SECTION 8.02. Full Release of Collateral Upon Satisfaction of Certain Conditions. (a) Unless the Collateral Trustee shall have received an Actionable Default Notice that has not been withdrawn, the Collateral Trustee shall promptly release in accordance with Section 8.03 all of the Collateral upon the later of (i) the cash payment or performance in full of all of the Guaranteed Obligations and (ii) the termination of all of the Subject Agreements.

          (b) In furtherance of the undertaking set forth above in Section 8.02(a), the Collateral Trustee shall, upon the request of the Grantor accompanied by a certificate of the Chief Financial Officer, Treasurer or Controller of the Grantor, upon which the Collateral Trustee may conclusively rely without independent verification, to the effect that all Guaranteed Obligations have been, or will, concurrently with the release of the Collateral be, paid in full in cash (and if such Guaranteed Obligations have not previously been so paid, describing the source(s) of funds for such repayment), deliver a notice by registered mail (and immediately thereafter send via facsimile, a copy of such notice to the Representatives, it being understood that the fax confirmation sheet shall evidence the fulfillment of the Collateral Trustee's obligation in this parenthetical) to the Beneficiary Agent (with a copy to each other Representative) containing the following:

          (i) a statement as to the total amount of moneys in the Collateral Account and any account which has been established at the request of any Representative pursuant to Section 5.02; and

          (ii) a statement that the Collateral Trustee intends to release all the Collateral unless it receives a written notice from the Beneficiary Agent within 10 days saying that it has not received cash payment in full of all the Secured Obligations owed to the Beneficiary Agent or the Beneficiaries under the Guarantee and Agreement, or, if such Secured Obligations are to be repaid concurrently with such release, a statement that the Collateral Trustee will release such Collateral only upon receipt from the Beneficiary Agent of instructions to do so.

If the Collateral Trustee does not receive a certificate from the Beneficiary Agent within 10 days after the delivery of such notice stating that such Secured Obligations have not been indefeasibly paid in full in cash, or the Collateral Trustee receives a direction from the Beneficiary Agent so to release such Collateral, as the case may be (and the Collateral Trustee shall not have received any notice that an Actionable Default has occurred or is continuing), then the Collateral Trustee shall release all the Collateral from the security interest in their favor and deliver to the Grantor all Collateral in the possession of the Collateral Trustee promptly after the expiration of such 10 day period or as specified in such instruction, as the case may be; provided, however, that the Grantor shall have made adequate provision for the expenses of the Collateral Trustee associated with such release of Collateral, fees and all other expenses of, or payable to, the Collateral Trustee hereunder or under any Shared Collateral Document; and provided, further, that the failure of the Beneficiary Agent to provide a certificate to the Collateral Trustee pursuant to this Section 8.02 shall in no way be deemed a waiver of, or otherwise impair in any way, its rights to receive payment in respect of unpaid Secured Obligations. If the Collateral Trustee shall have received such a certificate from the Beneficiary Agent within such 10 day period, or shall not have received an instruction so to release such Collateral (or shall have received an Actionable Default Notice which has not been withdrawn), as the case may be, the Collateral Trustee shall not release the Collateral unless and until the Beneficiary Agent or a court of competent jurisdiction so directs the Collateral Trustee pursuant to a final, non-appealable judgment (including a judgment that becomes non-appealable by reason of expiration of any period of time limiting the right to appeal therefrom).

          SECTION 8.03. Effect of Release of Collateral. Upon the effectiveness of the release of the Collateral pursuant to Section 8.02, all right, title and interest of the Collateral Trustee and the Representatives on behalf of the Secured Holders in, to and under the Collateral Trust Estate, the Collateral and the Shared Collateral Documents shall terminate and shall revert to the Grantor and its successors and assigns, and the estate, right, title and interest of the Collateral Trustee therein shall thereupon cease; and in such case, upon the written request of the Grantor, its successors or assigns, and at the cost and expense of the Grantor, its successors or assigns, the Collateral Trustee shall promptly execute and deliver a satisfaction of the Shared Collateral Documents and such instruments as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Shared Collateral Documents and the security interests granted thereunder and shall transfer, or cause to be transferred, and shall deliver or cause to be delivered to the Grantor, all property, including all moneys, instruments and securities of the Grantor then held by the Collateral Trustee. The cancellation and satisfaction of the Shared Collateral Documents shall be without prejudice to the rights of the Collateral Trustee or any successor trustee or trustees to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith.

                                   ARTICLE IX

                                  MISCELLANEOUS

          SECTION 9.01. Amendments, Supplements and Waivers. (a) (i) With the written consent of the Beneficiary Agent and the Collateral Trustee, the Grantor may, from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provision of this Agreement or any of the Shared Collateral Documents or changing in any manner the rights or obligations of the Collateral Trustee, the Representatives, the Secured Holders and the Grantor hereunder or thereunder.

          (ii) Any such supplemental agreement shall be binding upon the Grantor, the Representatives, the Secured Holders and the Collateral Trustee and its respective successors.

          (iii) The Collateral Trustee shall not enter into any such supplemental agreement unless it shall have received a certificate of the Chief Financial Officer, Treasurer or Controller of the Grantor to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in any of the Secured Agreements.

          (iv) (v) The Collateral Trustee shall not enter into any such supplemental agreement unless it shall have received a certificate of the Beneficiary Agent to the effect that, upon receipt of the Collateral Trustee's written consent, this Section 9.01(a) has been complied with and an instruction letter requesting the Collateral Trustee to execute such supplemental agreement.

          (b) Notwithstanding the provisions of paragraph (a), the Collateral Trustee and the Grantor may, at any time and from time to time, without the consent of the Beneficiary Agent and any other Representative or any Secured Holders, enter into additional Shared Collateral Documents or one or more agreements supplemental hereto or to any Shared Collateral Document, in form satisfactory to the Collateral Trustee,

          (i) to add to the covenants of the Grantor, for the benefit of the Representatives or any Secured Holder, or to surrender any right or power herein conferred upon the Grantor;

          (ii) to pledge or grant a security interest in favor of the Collateral Trustee as additional security for the Secured Obligations any property or assets which are required to be pledged, or in which a security interest is required to be granted, to the Collateral Trustee pursuant to any Shared Collateral Document or otherwise; or

          (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided such action shall not adversely affect the interests of the Secured Holders.

          SECTION 9.02. Additional Actions of Representatives. Whether or not there shall be an Actionable Default, the Collateral Trustee shall comply and shall be fully protected in complying with any reasonable request of (a) the Required Representatives, to take or refrain from taking certain actions with respect to the Collateral or the Representatives, and (b) more than 50% of the Secured Holders represented by any Representative which has requested that an account be opened pursuant to Section 5.02, to take or refrain from taking certain actions with respect to such account, provided, in each case, that the Collateral Trustee shall have been indemnified as provided in Section 7.05(d) and the Collateral Trustee shall not take or refrain from taking such actions if to do so would violate applicable law or the terms of this Agreement, the Shared Collateral Documents or the applicable Secured Agreements.

          SECTION 9.03. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including telex and telecopy communications) and shall be sent by mail (by registered or certified mail, return receipt requested), overnight prepaid courier, telex, telecopier or hand delivery:

          (a) If to the Grantor, at 33587 Walker Road, Avon Lake, Ohio 44012,
     Attention: Treasurer or at such other address as shall be designated by it in a written notice to the Collateral Trustee;

          (b) If to the Collateral Trustee, at 61 Broadway, New York, NY 10006,
     Attention: Corporate Trust Division, or at such other address as shall be designated by it in a written notice to the Grantor and each Representative; and

          (c) If to any Representative, to it at the address specified from time to time in the list provided by the Grantor to the Collateral Trustee pursuant to Section 6.02 with copies to whomever (other than the Grantor) is specified by the Grantor pursuant to Section 6.02 as a Person to whom notice must be sent under the Secured Agreements, provided that in the case that no address is known for a Representative, notice shall be given to it in the manner specified by the related Secured Agreement, and, in the absence of any such specified means of giving notice, by such notice in the national edition of The Wall Street Journal or as the Collateral Trustee shall determine to be reasonable. For purposes of notice by publication, one notice is sufficient and shall be deemed made on the date of its publication.

All such notices, requests, demands and communications shall be deemed to have been duly given, made or delivered, (i) effective when delivered by hand, (ii) five Business Days after being deposited in the mail, postage prepaid, (iii) the next Business Day if delivered by an overnight prepaid courier, (iv) when telexed with answerback, (v) when telecopied or (vi) when published in the The Wall Street Journal or such other publication; provided, however that any notice, request, demand or other communication to the Collateral Trustee or to the Grantor or the Beneficiary Agent shall not be effective until received and, provided, further, that any notice to the Collateral Trustee from the Grantor shall be signed by an officer or the Controller of the Grantor, unless otherwise specifically set forth herein.

          SECTION 9.04. Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

          SECTION 9.05. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 9.06. Treatment of Payee or Indorsee by Trustee. (a) The Collateral Trustee may treat the registered Secured Holder of any registered note, and the payee or indorsee of any note or debenture which is not registered, as the absolute owner thereof for all purposes hereunder and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

          (b) Any person, firm, corporation or other entity which shall be designated as the duly authorized representative of one or more Representatives to act as such in connection with any matters pertaining to this Agreement or any Shared Collateral Document or the Collateral shall present to the Collateral Trustee such documents, including, without limitation, opinions of counsel, as the Collateral Trustee may reasonably require, in order to demonstrate to the Collateral Trustee the authority of such person, firm, corporation or other entity to act as the representative of such Representatives.

          SECTION 9.07. Dealings with the Grantor. Upon any application or demand by the Grantor to the Collateral Trustee to take or permit any action under any of the provisions of this Agreement, the Grantor shall (unless otherwise waived by the Collateral Trustee in writing) furnish to the Collateral Trustee a certificate signed by its Chief Financial Officer, Treasurer or Controller stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or demand, no additional certificate need be furnished.

          SECTION 9.08. Claims. This Agreement is made for the benefit of the Representatives on behalf of the Secured Holders, and the Representatives may from time to time enforce their rights as explicit beneficiaries hereunder.

          SECTION 9.09. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Representatives on behalf of the Secured Holders and their respective successors and assigns and nothing herein or in any Shared Collateral Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, any Shared Collateral Document, the Collateral, the Collateral Account or the Collateral Trust Estate or any part thereof.

          SECTION 9.10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 9.11. Effectiveness. This Agreement shall become effective on the execution and delivery hereof and shall remain in effect so long as the Collateral Trustee shall have any obligations hereunder.

          SECTION 9.12. Reexecution of Agreement. This Agreement shall be reexecuted at any time and from time to time, at the request of the Required Representatives, with such changes in the form hereof (including, without limitation, changes on the cover page and adding supplemental signatures and notary statements) as may be necessary to comply with the filing or recording requirements of any jurisdiction where this Agreement is to be filed.

          SECTION 9.13. Effect on Guarantee and Agreement. Nothing in this Agreement shall operate or be deemed to prevent any amendment, modification or waiver of the Guarantee and Agreement or other Transaction Documents by the parties thereto in accordance with the terms thereof.

          SECTION 9.14. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

Grantor:                                POLYONE CORPORATION,
                                        an Ohio corporation, as Grantor


                                        By
                                           -------------------------------------
                                        Title:
                                               ---------------------------------


Collateral Trustee:                     U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        as Collateral Trustee


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------